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                                                                    EXHIBIT 10.4

                                 AMENDMENT NO. 3

            Amendment No. 3, dated as of February 22, 2001 (the "Amendment"), to the Senior Subordinated Credit Agreement, dated as of December 7,1999, as amended, among Vertis, Inc, (f/k/a Big Flower Press Holdings, Inc.), a Delaware corporation (the "Company"), Vertis Holdings, Inc. (f/k/a Big Flower Holdings, Inc.). a Delaware corporation ("Holdings"), the Subsidiary Guarantors named on the signature pages hereto, the Lenders named on the signature pages hereto (the "Lenders") and Bankers Trust Company, The Chase Manhattan Bank and Banc of America Bridge LLC (f/k/a NationsBridge, L.L.C.) as Agents for the Lenders (in such capacity, the "Agents") (the "Credit Agreement"). Except as otherwise indicated herein, capitalized terms used herein have the same meanings as set forth in the Credit Agreement.

                              W I T N E S S E T H :

            WHEREAS, pursuant to Section 12.6 of the Credit Agreement, the Company and the Required Lenders desire to amend certain provisions of the Credit Agreement;

            NOW THEREFORE, in consideration of the premises and covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. the parties hereto, intending to be legally bound hereby, agree as follows:

     1. AMENDMENT. (a) Section 1.1 of the Credit Agreement is hereby amended as follows:

            (i) The definition of "Ammon Permitted Holders" is hereby deleted in its entirety.

            (ii) The definition of "Change of Control" is hereby deleted in its entirety and replaced with the following:

     "Change of Control" means the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group"), together with to Affiliates thereof (other than the Permitted Holders); (ii) the approval by the holders of Capital Stock of the Company of any plan or proposal for the liquidation or dissolution of the Company; (iii) any person or Group (other than the Permitted Holders) shall became the owner, directly or indirectly, beneficially or of record, of shares representing more than 25% of the Voting Stock of Holdings, unless at such time the Equity Investors beneficially own, in the aggregate, not less than a majority of the Voting Stock of Holdings, on a fully diluted basis; (iv) any Equity Investor shall cease to own S 1 % of the outstanding Capital Stock of Holdings owned by such Person on the Closing Date; (v) the replacement of a majority of the Board of Directors of the Company over a two year period from the directors who constituted the Board of Directors of the Company at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors of the Company then

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     still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved; or (vi) the occurrence of any "Change of Control" as defined in each of the Senior Subordinated Indenture or the indenture pursuant to which any Demand Take-Out Notes are issued or in the Senior Credit Facility.

            (iii) The definition of Management Participants is hereby deleted in its entirety.

            (iv) The definition of "Permitted Holders" is hereby deleted in its entirety and replaced with the following:

     "Permitted Holders" shall mean and include (i) THL, THL Affiliates and THL. Investors and (ii) ECP, ECP Affiliates and ECP Investors.

     (b) EXHIBITS. The Exhibits to the Credit Agreement are hereby amended as follow:

       (1)  EXHIBIT XIV. Exhibit XIV is hereby amended as follows: .

            (i) The definition of "Ammon Permitted Holders" is hereby deleted in its entirety.

            (ii) The definition of "Change of Control" is hereby deleted in its en tlxety and replaced with the following:

     "Change of Control" means the occurrence of one or more of the following events:

            (1) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the ands of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any Affiliates thereof (other than one or more Permitted Holders);

            (2) the approval by the holders of Capital Stock of the Company of any plan or proposal fox the liquidation or dissolution of the Company;

            (3) any Person or Group (other than one or more Permitted Holders) shall become the beneficial owner, directly or indirectly, of shares representing more than 25% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Holdings or the Company, unless at such time the Equity Investors beneficially own, directly or indirectly, in the aggregate, shares representing not less than a majority of the voting power represented by the issued and outstanding Capital Stock of the Company; or

            (4) the first day on which a majority of the Board of Directors of the Company are not Continuing Directors,

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            (iii)  The definition of "Permitted Holders" is hereby deleted in its entirety and. replaced with the following:

            "Permitted Holders" shall mean and include (i) THL, THL Affiliates and TEL Investors and (ii) ECP, ECP Affiliates and ECP Investors.

     2. ADDITIONAL FEES. The Company agrees to pay on demand all costs and expenses of the Agents and Lenders in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of Cahill Gordon & Reindel, counsel for the Agents and Lenders, with respect thereto.

     3. SCOPE OF AMENDMENT. Except as specifically amended hereby, the Credit Agreement shall remain unchanged. It is declared and agreed by each of the parties hereto that the Credit Agreement, subject to this Amendment, shall continue, in full force and effect, and that the Amendment and the Credit Agreement shall be read as and shall constitute one document.

     4. COUNTERPARTS. This Amendment may be executed in multiple counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED 1N ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

     6. ACKNOWLEDGMENT AND CONSENT BY THE SUBSIDIARY GUARANTORS. Each Subsidiary Guarantor hereby acknowledges that it has read this Amendment and consents to the terms hereof and fiurther confirms and agrees that, notwithstanding the effectiveness of this Amendment, its obligations under its Guarantee shall not be impaired or affected and its Guarantee is, and shall continue to be, in fail force and effect and is hereby confirmed ,and ratified in all respects.

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            WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                      VERTIS, INC.


                                      By:  /s/ Irene B. Fisher
                                           ------------------------------
                                           Title:  Vice President


                                      VERTIS HOLDINGS, INC.


                                      By:  /s/ Irene B. Fisher
                                           ------------------------------
                                           Title:  Vice President


                                      SUBSIDIARY GUARANTORS:


                                      PRINTCO., INC.


                                      By:  /s/ Irene B. Fisher
                                           ------------------------------
                                           Title:  Vice President


                                      WEBCRAFT LLC


                                      By:  /s/ Irene B. Fisher
                                           ------------------------------
                                           Title:  Vice President


                                      WEBCRAFT CHEMICALS LLC


                                      By:  /s/ Irene B. Fisher
                                           ------------------------------
                                           Title:  Vice President


                                      ENTERON GROUP, INC.


                                      By:  /s/ Irene B. Fisher
                                           ------------------------------
                                           Title:  Vice President

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                                      MASTER EAGLE GRAPHICS SERVICES, INC.


                                      By:  /s/ Irene B. Fisher
                                           ------------------------------
                                           Title:  Vice President


                                      REVERE PHOTO PLATEMAKERS COMPANY


                                      By:  /s/ Irene B. Fisher
                                           ------------------------------
                                           Title:  Vice President


                                      COMPUTER COLOR GRAPHICS, INC.


                                      By:  /s/ Irene B. Fisher
                                           ------------------------------
                                           Title:  Vice President


                                      BIG FLOWER DIGITAL SERVICES (DELAWARE),
                                      INC.


                                      By:  /s/ Irene B. Fisher
                                           ------------------------------
                                           Title:  Vice President


                                      BIG FLOWER DIGITAL LLC

                                      By:  BIG FLOWER DIGITAL SERVICES
                                      (DELAWARE), INC.


                                      By:  /s/ Irene B. Fisher
                                           ------------------------------
                                           Title:  Vice President

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                                      AGENTS:

                                      BANKERS TRUST COMPANY,
                                        as co-agent

                                      By:  /s/ C. Leyand
                                           ------------------------------
                                           Title:

                                      THE CHASE MANHATTAN BANK,
                                        as co-agent

                                      By:  /s/ Tina Ruyter
                                           ------------------------------
                                           Title:  Vice President

                                      BANC OF AMERICA BRIDGE LLC,
                                        as co-agent

                                      By:  /s/ L.E.Wentz
                                           ------------------------------
                                           Title:  Senior Vice President

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                                      LENDERS:

                                      BANKERS TRUST COMPANY,
                                        as co-agent

                                      By:  /s/ C. Leyand
                                           ------------------------------
                                           Title:

                                      THE CHASE MANHATTAN BANK,
                                        as co-agent

                                      By:  /s/ Tina Ruyter
                                           ------------------------------
                                           Title:  Vice President

                                      BANC OF AMERICA BRIDGE LLC,
                                        as co-agent

                                      By:  /s/ L.E.Wentz
                                           ------------------------------
                                           Title:  Senior Vice President

                                      ARCHIMEDES FUNDING III, LTD.

                                      By:  ING Capital Advisors LLC,
                                           as Collateral Manager

                                      By:  /s/ Amy Grenier
                                           ------------------------------
                                           Title:  Vice President

                                     OAK HILL SECURITIES FUND II, L.P.

                                     By: Oak Hill Securities GenPar II, L.P.,
                                         its General Partner

                                     By:   /s/ Scott D. Krase
                                           ------------------------------
                                           Title:  Vice President

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                                      D.K. ACQUISITION PARTNERS, L.P.

                                      By:  M.H. Davidson & Co.,
                                           its General Partner

                                      By:  /s/ Michael Leffell
                                           ------------------------------
                                           Title:

                                      FRANKLIN FLOATING RATE TRUST

                                      By:  /s/ Chauncey Lufkin
                                           ------------------------------
                                              Title:  Vice President

                                      TCW LEVERAGED INCOME TRUST, L.P.

                                      By:  TCW Advisers (Bermuda), Ltd.,
                                          as General Partner

                                      By:  /s/ Mark L. Gold
                                           ------------------------------
                                           Title:  Managing Director

                                      By:  Investment Management Company,
                                           as Investment Adviser

                                      By:  /s/ Jonathan R. Insull
                                           ------------------------------
                                           Title:  Senior Vice President

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                                      TCW LEVERAGED INCOME TRUST II, L.P.

                                      By:  TCW Advisers (Bermuda), Ltd.,
                                           as General Partner

                                      By:  /s/ Mark L. Gold
                                           ------------------------------
                                           Title:  Managing Director

                                      By:  Investment Management Company,
                                           as Investment Adviser

                                      By:  /s/ Jonathan R. Insull
                                           ------------------------------
                                           Title:  Senior Vice President

                                      FLEET CORPORATE FINANCE, INC.

                                      By:  /s/ Michael D. Browne
                                           ------------------------------
                                           Title:  Senior Vice President

                                      MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                      INCOME STRATEGIES PORTFOLIO

                                      By:  Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor

                                      By:   /s/ Jamin Patel
                                           ------------------------------
                                           Name:  Jamin Patel
                                           Title:  Authorized Signatory